                     CAPITAL MARKETS ASSURANCE CORPORATION

                                  SURETY BOND

                               DECEMBER 30, 1996

                                                         SURETY BOND NO. SB10946

RE:                      HEADLANDS HOME EQUITY LOAN TRUST 1996-1 (THE "TRUST")
--                                                                     -----
                         REVOLVING HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
                         SERIES 1996-1, CLASS A (THE "CLASS A CERTIFICATES")
                                                      --------------------
                         AND  CLASS S (THE "CLASS S CERTIFICATES").
                                            --------------------

INSURED OBLIGATION:      OBLIGATION OF THE TRUST TO PAY PRINCIPAL ON THE
------------------
                         CLASS A CERTIFICATES, PLUS CLASS A CERTIFICATE INTEREST
                         AND CLASS S CERTIFICATE INTEREST.

BENEFICIARY:             THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE OF THE
-----------
                         TRUST (TOGETHER WITH ANY SUCCESSOR TRUSTEE DULY
                         QUALIFIED UNDER THE POOLING AND SERVICING AGREEMENT,
                         THE "TRUSTEE"), FOR THE BENEFIT OF THE CLASS A
                              -------
                         AND THE CLASS S CERTIFICATEHOLDERS.

     CAPITAL MARKETS ASSURANCE CORPORATION ("CapMAC"), in consideration of the
                                             ------
payment of the premium and subject to the terms of this surety bond (the "Surety
                                                                          ------
Bond"), does hereby unconditionally and irrevocably guarantee to the
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Beneficiary, payment of the Insured Obligation.  CapMAC agrees to pay to the
Beneficiary, an amount equal to the sum of:

          (a) for any Distribution Date, an amount equal to the amount by which the sum of (i) Class A Certificate Interest up to the Class A Interest Payment Cap payable pursuant to Section 5.01(a)(i) under the Pooling and Servicing Agreement, and (ii) Class S Certificate Interest payable pursuant to Section 5.01(a)(ii) under the Pooling and Servicing Agreement exceeds (iii) the sum of
                                                      -------
(A) Investor Interest Collections on deposit in the Collection Account ( after giving effect to (x) the deposit thereto of all investment earnings on deposit in the Funding Account and (y) the reallocation of Transferor Available Funds pursuant to 5.01(c)), (B) all amounts on deposit in the Deferred Interest Account and (C) all amounts on deposit in the Spread Account on such Distribution Date;

          (b) for any Distribution Date on which the Transferor Subordinated Amount has been reduced to zero, the lesser of (i) the amount, if any, by which
                                     ------
the Class A Certificate Principal Balance after giving effect to all other amounts allocable and distributable to principal on the Class A Certificates on such Distribution Date, including withdrawal of amounts from the Spread Account, exceeds the Invested Amount after giving effect to the allocation of all amounts
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in reduction thereof as of the date immediately following such Distribution
Date, and (ii) the Net Insured Principal Amount (as defined below) on such Distribution Date, and

          (c) on the Distribution Date in January 2024 (the "Final Distribution Date"), the lesser of (i) the amount if any by which the Class A Certificate
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Principal Balance (after giving effect to all other amounts allocable to and distributable as principal on the Class A Certificates on such Distribution
Date) exceeds the sum of the amounts on deposit in the Collection Account
      -------
available to be distributed to the Class A Certificateholders pursuant to
Section 5.01(b) of the Pooling and Servicing Agreement with respect to such Final Distribution Date, and (ii) the Net Insured Principal Amount.

provided, however, that in no event shall the aggregate amount of payments made
--------  -------
hereunder in respect of the principal of the Class A Certificates exceed the Insured Principal Amount (as defined below).

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Pooling and Servicing Agreement") by and among Financial
                       -------------------------------
Asset Securities Corp., as Depositor, Headlands Mortgage Company, as Seller and Servicer, Headlands Mortgage L.L.C., as Transferor, and The First National Bank of Chicago, as Trustee.

     "Insolvency Proceeding" means the commencement, after the date hereof, of
      ---------------------
any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person or the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets, reorganization and liabilities or similar proceedings of or relating to any Person.

     "Insured Principal Amount" means the Original Class A Certificate Principal
      ------------------------
Balance.

     "Net Insured Principal Amount" means on any day an amount equal to the
      ----------------------------
Insured Principal Amount less the sum of: (i) the aggregate of all amounts theretofore paid by CapMAC in respect of principal of the Class A Certificates pursuant to all Notices for Payment (as defined below) hereunder and (ii) the aggregate of all amounts theretofore withdrawn from the Spread Account in respect of payments of the principal of the Class A Certificates.

     CapMAC will pay or cause to be paid to the Beneficiary, irrevocably and unconditionally and without the prior assertion of any defenses to payment, including fraud in inducement or fact, the amount demanded in a Notice for Payment, not to exceed the sum of (i) the Net Insured Principal Amount on the Distribution Date relating to the Notice for Payment and (ii) the amount calculated pursuant to clause (a) of the first paragraph of this Surety Bond for the Distribution Date relating to the Notice for Payment, in immediately available funds on the later of (a) 11:00 a.m. New York City time on the Business Day immediately preceding a Distribution Date and, (b) 11:00 a.m. New York City time on the Business Day next succeeding presentation to CapMAC (as hereinafter provided) of a notice for payment in the form of Exhibit A hereto ("Notice for Payment"), appropriately completed and
                           ------------------
executed by the Beneficiary.

     A Notice for Payment under this Surety Bond must be received by CapMAC by 2:00 p.m. New York City time on any Business Day by (i) delivery of the original Notice for Payment to CapMAC at its address set forth below, or (ii) facsimile transmission of the original Notice for Payment to CapMAC at its facsimile number set forth below. If presentation is made by facsimile transmission, the Beneficiary shall (i) simultaneously confirm transmission by telephone to CapMAC at its telephone number set forth below, and (ii) as soon as reasonably practicable, deliver the original Notice for Payment to CapMAC at its address set forth below. Any Notice for Payment received by CapMAC after 2:00 p.m. New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by CapMAC at 9:00 a.m., New York City time, on the next succeeding Business Day.

     Subject to the foregoing, if the payment of any amount guaranteed pursuant to paragraphs (i) or (ii) above is voided (a "Preference Event") under any
                                              ----------------
applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Beneficiary or a Class A or Class S Certificateholder is required to return such voided payment, or any portion of such voided payment, made in respect of the Class A or Class S Certificates ( the "Avoided Payment"), CapMAC will pay on the guarantee
                    ---------------
described in clauses (a), (b) and (c) of the first paragraph of this Surety Bond, an amount equal to such Avoided Payment, irrevocably, absolutely and unconditionally and without the assertion of any defenses to payment, including fraud in the inducement or fact or any other circumstances that would have the effect of discharging a surety in law or in equity, upon receipt by CapMAC from the Beneficiary of (A) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Beneficiary is required to return any such payment or portion thereof prior to the Surety Bond Termination Date (as defined below) because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (B) a certificate of
                                          -----------
the Trustee on behalf of the Class A Certificateholders and the Class S Certificateholders that the Final Order has been entered and is not subject to any stay, (C) an assignment, in form reasonably satisfactory to CapMAC, irrevocably assigning to CapMAC all rights and claims of such Beneficiary or a Class A or Class S Certificateholder relating to or arising under such Avoided Payment and (D) a Notice for Payment in form of Exhibit A hereto appropriately
                                                ---------
completed and executed by the Agent. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Beneficiary directly.

     Notwithstanding the foregoing, in no event shall CapMAC be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of principal amount of the Class A Certificates, prior to the time CapMAC would have been required to make a payment in respect of principal pursuant to clauses (b) or (c) of the first paragraph of this Surety Bond..

     CapMAC hereby waives and agrees not to assert any and all rights to require the Beneficiary to make demand on or to proceed against any person, party or security prior to demanding payment under this Surety Bond.

     No defenses, set-offs and counterclaims of any kind available to CapMAC so as to deny payment of any amount due in respect of this Surety Bond will be valid and CapMAC hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

     Any rights of subrogation acquired by CapMAC as a result of any payment made under this Surety Bond shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Trustee on account of payments due under the Class A and Class S Certificates.

     This Surety Bond is neither transferable nor assignable except, in whole but not in part, to a successor Trustee duly appointed and qualified under the Pooling and Servicing Agreement. Such transfer and assignment shall be effective upon receipt by CapMAC of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee, in the form of Exhibit C hereto (which shall be conclusive evidence of such transfer and assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Surety Bond in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he is a duly authorized officer of the transferee.

     All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to CapMAC with respect to this Surety Bond shall specifically refer to the number of this Surety Bond and shall be made to CapMAC at:

               Capital Markets Assurance Corporation
               885 Third Avenue, 14th Floor
               New York, N.Y. 10022

               Attention: Managing Director,
                          Credit Enhancement
               Telephone: (212) 891-4271
               Facsimile: (212) 755-5462
or such other address, officer, telephone number or facsimile number as CapMAC may designate to the Beneficiary in writing from time to time. Each such notice, presentation, delivery and communication shall be effective only upon actual receipt by CapMAC.

     The obligations of CapMAC under this Surety Bond are irrevocable, primary, absolute and unconditional (subject to the terms and conditions hereof) and neither the failure of the Trustee, the Transferor, the Seller, the Servicer, the Depositor or any other person, to perform any covenant or obligation in favor of CapMAC (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Trustee, the Transferor, the Seller, the Servicer, the Depositor or any other person shall in any way affect or limit CapMAC's obligations under this Surety Bond. If an action or proceeding to enforce this Surety Bond is brought, the Beneficiary shall be entitled to recover from CapMAC costs and expenses reasonably incurred, including without limitation reasonable fees and expenses of counsel.

     There shall be no acceleration payment due under this Surety Bond unless such acceleration is at the sole option of CapMAC.

     This Surety Bond and the obligations of CapMAC hereunder shall terminate on the day (the "Surety Bond Termination Date") on which the earliest of the
              ----------------------------
following occurs: (i) the date on which CapMAC shall have paid in full the Insured Obligation, and (ii) the date that is one year and one day following the earlier to occur of (a) the date that CapMAC receives written notice from the Trustee, substantially in the form of Exhibit B hereto, stating that the termination of the Trust has occurred, (b) the Distribution Date occurring in January 2024, and (c) the Distribution Date upon which the later of the final distribution on the Class A Certificates and the Class S Certificates is made, provided further that, if an Insolvency Proceeding is existing by or against
----------------------
the Depositor, the Transferor, the Seller, the Servicer or the Trust, during the one year and one day period set forth at clause (ii) above, then this Surety Bond and CapMAC's obligations hereunder shall terminate on the later of (a) date of the conclusion or dismissal of such Insolvency Proceeding without continuing jurisdiction by the court in such Insolvency Proceeding and (b) the date on which CapMAC has made all payments required hereunder in respect of Avoided Payments.

     This Surety Bond shall be returned to CapMAC on the Surety Bond Termination Date.

     This Surety Bond is not covered by the property/casualty insurance fund specified in Article Seventy-six of the New York State insurance law.

     This Surety Bond sets forth in full the undertaking of CapMAC, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment to any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust or any other Person and may not be canceled or revoked prior to the time it is terminated in accordance with the express terms hereof.

     THIS SURETY BOND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, CapMAC has caused this Surety Bond to be executed on the date first written above.


                     CAPITAL MARKETS ASSURANCE CORPORATION


                               /s/ Scott Mangan
                           By:_________________________

                                            EXHIBIT A TO SURETY BOND NO. SB10946

Capital Markets Assurance Corporation
885 Third Avenue
New York, New York  10022
Attention: Managing Director,
  Credit Enhancement

                               NOTICE FOR PAYMENT
                         UNDER SURETY BOND NO. SB10946

The undersigned individual, a duly authorized officer of _______, as Trustee (the "Trustee"), hereby certifies to Capital Markets Assurance Corporation
      -------
("CapMAC"), with reference to the Surety Bond dated December 30, 1996 (the
--------
"Surety Bond"), as follows:
------------

     1. The Trustee is the Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1996, by and among Financial Asset Securities Corp., as Depositor, Headlands Mortgage Company, as Seller and Servicer, Headlands Mortgage L.L.C., as Transferor, and the Trustee (the "Pooling and Servicing
                                                      ---------------------
Agreement") and the Beneficiary under the Surety Bond.
---------

     2. The Trustee is entitled to make a demand under the Surety Bond pursuant to the provisions of the Pooling and Servicing Agreement.

     3. This notice relates to the [insert date] Distribution Date. The Net Insured Principal Amount for such Distribution Date is $________.

     4. The Beneficiary demands payment of $__________, which is the amount calculated pursuant to clause(s) [(a)] and/or [(b)] and/or [(c)] of the first paragraph of the Surety Bond for such Distribution Date. Such amount is the amount the Trustee is entitled to demand pursuant to the Pooling and Servicing Agreement.

     5. $______________ of the draw referred to in item 4 above relates to the Guaranteed Principal Distribution Amount.

     6. $___________ of the draw referred to in item 4 above relates to the Class A Certificate Interest.

     7. $___________ of the draw referred to in item 4 above relates to the Class S Certificate Interest.

     8. The amount demanded is to be paid in immediately available funds to ___________ Account No.___________________.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement and the Surety Bond, as the case may be.

IN WITNESS WHEREOF, this notice has been executed this   _____ day
of______________________ , ____.


                              __________________, as Trustee


                              By:__________________________
                                 Name:
                                 Title:

                                            EXHIBIT B TO SURETY BOND NO. SB10946



Capital Markets Assurance Corporation
885 Third Avenue
New York, New York  10022

Attention: Managing Director,
           Credit Enhancement


Dear Sirs:

     Reference is made to that certain Surety Bond No. SB10946 dated December 30, 1996 which has been issued by Capital Markets Assurance Corporation in favor of __________, as Trustee.

     The undersigned hereby certifies and confirms that the Trust has terminated in accordance with the terms of the Pooling and Servicing Agreement and the date of such termination has occurred on _________________.

     The original of the Surety Bond is enclosed herewith.


                              [Name of Trustee or
                              Transferee]



                              By:______________________________
                                 Name:
                                 Title:

                                            EXHIBIT C TO SURETY BOND NO. SB10946



Capital Markets Assurance Corporation
885 Third Avenue, 14th Floor
New York, New York 10022

Attention:     Managing Director,
               Credit Enhancement


Dear Sirs:

          Reference is made to that certain Surety Bond, No. SB10946 dated December 30, 1996 (the "Surety Bond") which has been issued by Capital Markets
                        -----------
Assurance Corporation in favor of [The First National Bank of Chicago], as Trustee.

          The undersigned [Name of Transferor] has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Surety Bond to [Name of Transferee] and confirms that [Name of Transferor] no longer has any rights under or interest in said Surety Bond.

          Transferor and Transferee have indicated on the face of said Surety Bond that it has been transferred and assigned to Transferee.

          Transferee hereby certifies that it is a duly authorized transferee under the terms of said Surety Bond and is accordingly entitled, upon presentation of the document(s) called for therein, to receive payment thereunder.


[Name of Transferor]



By:__________________________________________
[Name and Title of
  Authorized Officer of
  Transferor]


[Name of Transferee]



By:__________________________________________
   [Name and Title of
     Authorized Officer of
      Transferee]